January 4, 2016

DBX ETF TRUST

Deutsche X-trackers MSCI All World ex US Hedged Equity ETF

Deutsche X-trackers MSCI All World ex US High Dividend Yield Hedged Equity ETF

Deutsche X-trackers MSCI EAFE Hedged Equity ETF

Deutsche X-trackers MSCI Emerging Markets Hedged Equity ETF

Deutsche X-trackers MSCI Eurozone Hedged Equity ETF

Deutsche X-trackers Municipal Infrastructure Revenue Bond ETF

(the “Funds”)

Supplement to each Fund’s Statement of Additional Information dated September 30, 2015

Effective immediately, the following is added as the seventh paragraph under the “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Distributor” heading of each Fund’s Statement of Additional Information:

Certain Deutsche-X Entities have established a revenue sharing arrangement with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, Schwab has agreed not to charge its customers any trading commissions when those customers purchase or sell shares of the Funds online. In addition, Schwab will promote the availability of commission-free ETF trading to its customers.

Please retain this supplement for future reference.